UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2019

SUMMER ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-35496	20-2722022
(Commission File Number)	(I.R.S. The Company Identification No.)

5847 San Felipe Street #3700

Houston, Texas 77057

(Address of principal executive offices)

(713) 375-2790

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement

Item 3.02Unregistered Sales of Equity Securities

On January 29, 2019, Summer Energy Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement and accepted a subscription from an unrelated third party accredited investor to purchase 1,000,000 shares of the Company’s common stock (the “Common Stock”) at a price of $1.50 per share for a total purchase price of $1,500,000.

On February 8, 2019, the Company entered into a Securities Purchase Agreement and accepted a subscription from another unrelated third party accredited investor to purchase 1,000,000 shares of Common Stock at a price of $1.50 per share for a total purchase price of $1,500,000.  The sale of these shares of Common Stock, together with the shares of Common Stock sold on January 29, 2019, triggered the Company’s obligation to file a Current Report on Form 8-K pursuant to item 3.02.

On February 11, 2019, the Company entered into Securities Purchase Agreements and accepted subscriptions from two additional unrelated third party accredited investors to purchase a total of 1,135,000 shares of Common Stock at a price of $1.50 per share for a total purchase price of $1,702,500

The Company intends to use the proceeds from the foregoing sales of Common Stock for general corporate and working capital purposes.

Contemporaneous with the execution of the aforementioned Securities Purchase Agreements, the Company and the four investors entered into separate Registration Rights Agreements (“RRAs”).  Pursuant to the terms of the RRAs, the Company has agreed to provide certain piggyback registration rights regarding the purchased shares under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder, and applicable state securities laws.

The offerings of the securities offered and sold by the Company to the investors were not registered under the Securities Act.  The shares of Common Stock sold to the investors were restricted securities and may not be offered or re-sold in the United States by the investors absent registration or an applicable exemption from registration requirements.

The sales of the shares of Common Stock under the Securities Purchase Agreements were made in reliance on the private offering exemption of Section 4(a)(2) of the Securities Act and/or the private offering safe harbor provisions of Rule 506(b) of Regulation D based on the following factors: (i) the number of offerees or purchasers, as applicable, (ii) the absence of general solicitation, (iii) investment representations obtained from the investors, including their status as accredited investors and that they were purchasing the shares for their own account for investment purposes, (iv) the provision of appropriate disclosure by the Company, and (v) the placement of restrictive legends on the certificates representing the Common Stock sold.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 12, 2018

SUMMER ENERGY HOLDINGS, INC.

By: /s/ Jaleea P. George
Jaleea P. George
Chief Financial Officer